SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                          Date of report: July 1, 2004
                        (Date of earliest event reported)



                            eLEC Communications Corp.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


             0-4465                                   13-2511270
      (Commission File No.)                        (I.R.S. Employer
                                                   Identification No.)


                           75 South Broadway Suite 302
                          White Plains, New York 10601
               (Address of principal executive offices; zip code)

                                 (914) 682-0214
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if changed Since Last Report)





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits:

          99.1 Press Release dated July 1, 2004 issued by the Company.

Item 12. Disclosure of Results of Operations and Financial Condition.
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The attached Press Release discussing eLEC Communications Corp.'s second quarter and six month fiscal 2004  financial  results is  furnished  herewith as Exhibit
99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and such exhibit and information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.






     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 1, 2004

                                                 eLEC COMMUNICATIONS CORP.
                                                      (Registrant)

                                                 By: /s/Paul H. Riss
                                                 ------------------------------
                                                 Name: Paul H. Riss
                                                 Title: Chief Executive Officer